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                                                                    EXHIBIT 10.3

                                                 LOAN NUMBER GP-471769-30-02-SEA
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                         U.S. SMALL BUSINESS ADMINISTRATION

                              SEATTLE DISTRICT OFFICE

                                 915 SECOND AVENUE

                          SEATTLE, WASHINGTON  98174-1088


                          AUTHORIZATION AND LOAN AGREEMENT
                                  (GUARANTY LOANS)


TOWNE BANK OF WOODINVILLE

P.O. BOX 645

WOODINVILLE, WASHINGTON  98072

Your request dated JANUARY 23, 1992, for SBA to Guarantee 85% of a Loan in the amount of $625,000.00, to be made by Lender to:

PATHWAYS INTERNATIONAL LTD.

17730 WOOD-SNO ROAD

WOODINVILLE, WASHINGTON  98072

is hereby approved pursuant to Section 7(a) of the Small Business Act as amended.

1.   The following forms are herewith enclosed:

     (a) SBA Note to be executed by the Borrower. The original Note must be retained by you and one conformed copy must be sent to SBA immediately after first disbursement, together with a guaranty fee of 2% of the amount guaranteed. This fee shall be paid by Lender within 90 days of the date of this Authorization and may be charged to Borrower only after Lender has paid the fee to SBA and an initial disbursement has been made to Borrower. This fee may be deducted from loan proceeds.

     (b) Copies of the SBA Settlement Sheet, Form 1050, are to be completed and executed by Lender and Borrower to reflect each disbursement. Prompt reporting of disbursements is necessary. Return the first two copies ("Denver FOD" copy and "Servicing Office" copy) to SBA.

     (c) Compensation Agreements, Form 159, shall be executed by Borrower, its representative and Lender and returned to SBA if Borrower has employed an attorney, accountant or other representative, or if Borrower is charged fees for services by Lender or an associate of Lender. If no such fees have been charged, please write "None" and return the form, executed by the Lender, to SBA.



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     (d)  The original copy of this Authorization and SBA forms as required by this Authorization shall be executed prior to first disbursement and retained in loan file by the Lender. When collateral is required that is subject to a prior lien the Lender shall take action necessary to preclude the possibility of its lien being junior to any future advances made by the prior lien holder.

2.   This Authorization is Subject to:

     (a) Provisions of the Guaranty Agreement between Lender and SBA dated, JUNE 14, 1991.

     (b) First disbursement of the Loan being made not later than SIX months, and no disbursement being made later than TWELVE months, from the date of this Authorization, unless such time is extended pursuant to prior written consent by SBA.

     (c) Receipt by Lender of evidence that there has been no unremedied adverse change since the date of the application, or since any of the preceding disbursements, in the financial or any other condition of Borrower, which would warrant withholding or not making any such disbursement or any further disbursement.

     (d) The representations made by Borrower in its loan application, the requirements or conditions set forth in Lender's application form, including the supporting documents thereto, the conditions set forth herein and any future conditions imposed by Lender (with prior SBA approval).

3.   Terms of Loan:

     (a)  Repayment term, interest rate(s), and maturity.

          Note payable with interest at the rate of (See below), and installments, including principal and interest, each in the amount of $10,135.00, payable monthly beginning ONE month from date of Note and the balance of principal and interest payable SEVEN years from date of Note.

          The interest rate as of the date hereof is NINE AND ONE-QUARTER percent (9.25%) per annum. This is a variable interest rate loan in which the interest rate will fluctuate in accordance with the low prime rate (hereinafter referred to as the "base rate") published in the Wall Street Journal. The base rate published as of JANUARY 23, 1992 in that publication was 6.50%. The interest rate (spread) to be added to the base rate on the beginning of each adjustment period will be 2.75%. Each adjustment period will be for ONE month, beginning the first business day of the first MONTH after first disbursement.

          The interest rate on this Note shall increase or decrease by adding the interest rate spread to the base rate as of the beginning of each adjustment period, commencing with the adjustment period beginning the first business day of the first month after first disbursement. If the interest rate is increased or decreased, the monthly installment of principal and interest shall be adjusted to reflect such change.

          Holder should give written notice to the Borrower of each increase or decrease in the interest rate and the reamortized installment payment amount within thirty days after the effective date of each rate adjustment; however, the fluctuation of the interest rate is not contingent on whether the notice is given.

          If the Borrower shall be in default in payment due on the indebtedness herein and the Small Business Administration (SBA) purchases its guaranteed portion of said indebtedness, the rate of interest on both the guaranteed and unguaranteed portions herein shall become fixed at the rate in effect as of the date of default. If the Borrower



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          shall not be in default in payment when SBA purchases its guaranteed portion, the rate of interest on both the guaranteed and unguaranteed portion herein shall be fixed at the rate in effect as of the date of purchase by SBA.

          Borrower shall provide Lender with written notice of intent to prepay part or all of the loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty (20) percent of the then outstanding principal balance. If Borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then notwithstanding any other provision to the contrary in this Note or other document, Borrower shall be required to pay lender three weeks interest on the unpaid principal as of the date of such prepayment.

     (b) Use of proceeds of loan as follows: (Show specific uses for which loan is authorized.)

          (1) Approximately $15,000.00 for payment in full for construction of leasehold improvements.

          (2) Approximately $83,150.00 for payment in full for purchase of MACHINERY AND EQUIPMENT.

          (3) Approximately $175,000.00 for payment in full for purchase of INVENTORY.

          (4) Balance, if any, to be used solely for operating expenses of Borrower.

     (c)  Collateral:

          (1) Deed of Trust (on SBA Form 930) on real estate located at 18226 NE 189TH STREET, WOODINVILLE, WASHINGTON 98072 subject only to prior liens held by CONTINENTAL, INC. in the approximate amount of $118,780.00. Mortgagee's Title Insurance Policy is required insuring Lender's lien.

          (2) Perfected FIRST security interest in all fixtures, and proceeds thereof, now owned by Borrower, and hereafter acquired. U.C.C. Financing Statement to be filed with County Auditor where fixtures are located. Financing Statement to show legal description of real property where fixtures are located. Record search required showing Lender's lien.

          (3) Perfected FIRST security interest in all equipment (INCLUDING titled motor vehicles), and proceeds thereof, now owned by Borrower, and hereafter acquired. U.C.C. Searches required after Lender's Financing Statement(s) are filed.

          (4) Perfected FIRST security interest covering all inventory, accounts, general intangibles, and proceeds thereof, now owned and hereafter acquired by Borrower. U.C.C. Searches required, after Lender's Financing Statement(s) are filed.

          (5) Guaranty on SBA Form 148 of CAREY F. DALY and JOAN L. DALY, husband and wife, secured by collateral referenced in subparagraph 3(c)(1) hereof.

4. To further induce Lender to make and SBA to guarantee this Loan, Lender and SBA impose the following conditions:

     (a)  Execution of all documents required in Item 1 above.

     (b) Reimbursable expenses - Borrower will, on demand, reimburse Lender for any and all expenses incurred, or which may be hereafter incurred, by Lender from time to time in


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          connection with or by reason of Borrower's application for, and the making and administration of the Loan.

     (c) Books, Records and Reports - Borrower will at all times keep proper books of account in a manner satisfactory to Lender and/or SBA. Borrower hereby authorizes Lender or SBA to make or cause to be made, at Borrower's expense and in such manner and at such times as Lender or SBA may require, (a) inspections and audits of any books, records and papers in the custody or control of Borrower or others, relating to Borrower's financial or business conditions, including the making of copies thereof and extracts therefrom, and (b) inspections and appraisals of any of Borrower's assets. Borrower will furnish to Lender for the period ending JUNE 31, 1992 and SEMI-ANNUALLY thereafter (no later than 2 months following the expiration of any such period) and at such other times and in such form as Lender may prescribe, Borrower's financial and operating statements. Borrower hereby authorizes all Federal, State and municipal authorities to furnish reports of examinations, records, and other information relating to the conditions and affairs of Borrower and any desired information from reports, returns, files, and records of such authorities upon request therefor by Lender or SBA.

     (d) Borrower shall not execute any contracts for management consulting services without prior approval of Lender and SBA.

     (e) Distributions and Compensation - Borrower will not, without the prior written consent of Lender or SBA (a) if Borrower is a corporation, declare or pay any dividend or make any distribution upon its capital stock, or purchase or retire any of its capital stock, or consolidate, or merge with any other company, or give any preferential treatment, make any advance, directly or indirectly, by way of loan, gift, bonus, or otherwise, to any company directly or indirectly controlling or affiliated with or controlled by Borrower, or any other company, or to any officer, director or employee of Borrower, or of any such company,
          (b) if Borrower is a partnership or individual, make any distribution of assets of the business of Borrower, other than reasonable compensation for services, or give any preferential treatment, make any advance, directly or indirectly, by way of loan, gift, bonus, or otherwise, to any partner or any of its employees, or to any company directly or indirectly controlling or affiliated with or controlled by Borrower, or any other company.

     (f)  Other Provisions:

          (1) Interim funds advanced by participating bank in accordance with this Authorization between loan approval date and loan closing date, may be paid from the proceeds of this loan upon closing, provided the amounts expended are documented and are in accordance with the use of proceeds as detailed above.

          (2) Borrower agrees to pay in full all outstanding or delinquent local, state or federal taxes.

          (3) Borrower and Guarantor(s) shall provide and maintain hazard insurance (fire and extended coverage) for the full insurable value on business personal property assets and real property collateral. General Public Liability insurance in an amount satisfactory to Lender is required. Lender shall be named loss payee/mortgagee of the hazard insurance.

          (4) Borrower agrees to post in his place of business SBA Form 722, "Equal Opportunity Poster," where it will be clearly visible to employees, applicants for employment, and the general public.

          (5)  Borrower covenants and warrants that:


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               1.   Borrower is in compliance with all applicable Federal and
                    State environmental laws and regulations and that they will continue to comply with all such laws and regulations in the future.

               2. No proceedings alleging violations of environmental laws are pending, on property owned or property to be purchased, leased or rented by Borrower.

               3. Borrower has no knowledge of hazardous waste contamination on property owned or property to be purchased, leased or rented by Borrower.

               4. Borrower assumes all responsibility and all liability for toxic substance cleanup resulting from any violations, past, present, or future, and agrees to indemnify the Lender and SBA for any and all resulting liabilities or costs.

          (6) Resolution of Board of Directors, of Borrower corporation, authorizing the corporation to obtain the loan and give collateral to secure it.

          (7) Prior to any disbursement, Lender must be in receipt of evidence satisfactory to it that Borrower and/or Guarantor corporation is a registered corporation listed in good standing with the Office of the Washington Secretary of State. Loan documentation must reflect correct spelling of corporate name.

          (8) Prior to any disbursement, Lender must be in receipt of evidence satisfactory to it that Borrower has installed and is maintaining an adequate accounting system under the supervision of a qualified public accountant, which system is satisfactory to Lender.

          (9) Prior to any disbursement, Lender shall be furnished with a copy of a lease covering the premises at BUSINESS LOCATION, which lease shall have an unexpired term, including options to renew, of approximately SEVEN years. In addition, the Lessor of said premises must consent to the security interest granted to the Lender in the Collateral referenced in subparagraph 3(c)(1) hereof and subordinate any lien or claim which the lessor may have or hereafter acquire in said Collateral, whether arising by statute, agreement or otherwise, to the lien of the Lender/SBA in said Collateral. The Lessor must also agree that the Lender may, at its option, enter upon the premises and remove said Collateral at its sole cost and expense, and agree to provide Lender with at least 30 days written notice of any action to retake possession of the premises.

     (g) Prior to commencement of construction and any disbursement pursuant to paragraph 3(b)(1) above, Borrower must execute SBA Form 601 and must have his contractor and each subcontractor with a subcontract in excess of $10,000.00 execute SBA Form 601. These forms must be returned to SBA.

5. Parties Affected - This Agreement shall be binding upon Borrower and Borrower's successors and assigns. No provision stated herein shall be waived without the prior written consent of SBA.


                                    PATRICIA SAIKI
--------------------------------------------------------------------------------
                                    ADMINISTRATOR


/S/  ARTHUR S. BLANCO               ADD/F&I                   FEBRUARY 13, 1992
--------------------------------------------------------------------------------
By:   Signature                      Title                                  Date


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Borrower agrees to the conditions imposed herein; and further acknowledges that this authorization and Loan Agreement does not create a commitment by lender to disburse any funds pursuant hereto and oral agreements or oral commitments to loan money, extend credit or to forebear enforcing repayment of a debt are not enforceable.


               Pathways International, Ltd.


               By: /S/ CAREY F. DALY, II
                  ------------------------------------------------
                  President                                   Date


NOTE: Corporate borrowers must execute this Authorization, in corporate names, by duly authorized officer, and seal must be affixed and duly attested; partnership borrowers must execute in firm name, together with signature of all general partners.










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